UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

April 24, 2007

Date of Report (Date of earliest event reported)

THE PNC FINANCIAL SERVICES GROUP, INC.

(Exact name of registrant as specified in its charter)

Commission File Number 001-09718

Pennsylvania	25-1435979
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One PNC Plaza

249 Fifth Avenue

Pittsburgh, Pennsylvania 15222-2707

(Address of principal executive offices, including zip code)

(412) 762-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Shareholder Approval of 1996 Executive Incentive Award Plan, as Amended and Restated

On April 24, 2007, PNC’s shareholders approved the adoption of The PNC Financial Services Group, Inc. 1996 Executive Incentive Award Plan, as amended and restated effective as of January 1, 2007 (the “Plan”), at the annual meeting of shareholders held that day. The Plan was adopted by PNC’s Board of Directors on February 14, 2007, subject to shareholder approval at the annual meeting. Now that shareholder approval has been obtained, the Plan is effective as of January 1, 2007.

The material terms of the Plan are summarized in the definitive proxy statement for PNC’s 2007 annual meeting of shareholders. The following is a summary of the material amendments to the Plan. Unless otherwise specified, capitalized terms used in this discussion have the meanings assigned to them in the Plan.

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The eligibility requirements have slightly changed. Under the Plan, eligibility is now based on the Committee’s selection and identification of an individual as a Participant. The Committee will select and identify the Participants, either individually or by class, no later than the earlier of (a) 90 days after the commencement of the Award Period or (b) the expiration of 25% of the Award Period. Prior to the amendment only individuals who were “covered employees” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), were eligible to participate in the Plan. A Participant must still be an employee of PNC or one of its Subsidiaries on the last day of an Award Period in order to be eligible to receive an Award Payment with respect to such Award Period.

•

The Plan calculates an Award based on a percentage of Incentive Income. The maximum amount of an individual Award that a Participant may receive under the Plan is 0.2% of Incentive Income for the Award Period as opposed to receiving an Incentive Award equal to a percentage, subject to adjustment, of a compensation pool that was determined based on Net Income. Incentive Income is based on PNC’s consolidated net income, increased for income taxes and then adjusted for the impact of any item resulting from changes in the tax law, for the impact of any extraordinary items, discontinued operations, acquisition costs and merger integration costs and the impact of PNC’s obligation to fund BlackRock’s long-term incentive programs (including both charges or credits for the mark-to-market of the funding obligation and gains or losses on the transfer of shares in satisfaction of such obligation). Merger integration costs are amounts identified by PNC as such in publicly disclosed financial information. If Incentive Income must be determined for an Award Period that is shorter or longer than a fiscal year, Incentive Income for that period will be calculated based on Incentive Income for full quarters within the Award Period.

•

The Plan allows the Committee (generally, the Personnel and Compensation Committee) to have the discretion to determine Fair Market Value of the Common Stock using any reasonable method adopted by the Committee in good faith that uses actual transactions in Common Stock as reported by the NYSE.

•	The Plan clarifies that any deferral of an Award Payment will comply with Section 409A of the Code.

We refer you to PNC’s definitive proxy statement for its 2007 annual meeting of shareholders, which was filed with the SEC on March 23, 2007, for additional discussion of the Plan. A copy of the Plan document was included as Exhibit A to the proxy statement, and is incorporated by reference as Exhibit 99.1 to this Report and to this Item 5.02. Our proxy statement can be accessed on the SEC’s website at www.sec.gov or on PNC’s corporate website at www.pnc.com (under About PNC—Financial Information—SEC Filings—Proxy Statements).

Retirement of Director

On April 24, 2007, J. Gary Cooper retired as a director of PNC. In accordance with The PNC Financial Services Group, Inc. Corporate Governance Guidelines, which provide that any person age 70 or older shall not be nominated for re-election as a director, Mr. Cooper was not nominated for election at the annual meeting of shareholders held on that date.

Director Compensation Review

On April 24, 2007, the Nominating and Governance Committee of PNC’s Board of Directors conducted its annual review of compensation for the board’s non-employee directors. The committee discussed a report prepared by its outside compensation consultant on director compensation practices among PNC’s peer group members and Fortune 500 companies generally. Based in part on that report, the committee made no changes to the annual retainer and meeting fee schedules for non-employee directors. These schedules are shown below.

Annual Retainer Schedule:

Retainer for each director	$45,000
Committee chair’s retainer, for each committee chaired	$10,000
Additional retainer for chairs of Audit and Risk committees	$10,000
Presiding director’s retainer	$10,000

Meeting Fee Schedule:

Each board meeting, except quarterly telephonic dividend meetings	$1,500
Each quarterly telephonic dividend meeting	$750
For each of the first six meetings held annually by each committee or subcommittee on which the director serves	$1,500
For the seventh and each succeeding meeting held annually by each committee or subcommittee on which the director serves	$2,000

Non-employee directors continue to be eligible to participate in the Directors Deferred Compensation Plan and to receive equity-based grants under the 1992 Director Share Incentive Plan, under the 2006 Incentive Award Plan, and under the Outside Directors Deferred Stock Unit Plan, and to receive the other director benefits described in our proxy statement for the 2007 annual meeting of shareholders that was held on April 24, 2007.

After internal deliberation and consideration of the report prepared by its outside compensation consultant, the Nominating and Governance Committee granted 1,232 deferred stock units to each non-employee director on April 24, 2007 as part of the equity-based component of non-employee director compensation for 2007. All non-employee directors received this deferred stock unit grant, including the three new directors who were elected by shareholders at the annual meeting on April 24, 2007 (Messrs. Richard O. Berndt, Charles E. Bunch and Donald J. Shepard).

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits. The exhibit listed on the Exhibit Index accompanying this Form 8-K is filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PNC FINANCIAL SERVICES GROUP, INC.
(Registrant)

Date: April 30, 2007	By:	/s/ Samuel R. Patterson
Samuel R. Patterson Controller

EXHIBIT INDEX

Number	Description	Method of Filing
99.1	The PNC Financial Services Group, Inc. 1996 Executive Incentive Award Plan, as amended and restated effective as of January 1, 2007	Incorporated by reference to Exhibit A to PNC’s definitive proxy statement for its 2007 Annual Meeting of Shareholders, filed March 23, 2007